GROWTH-EQUITY                               Delaware
                                            Investments(R)
                                            -----------------------------------
                                            A member of Lincoln Financial Group


PROSPECTUS   JANUARY 28, 2006
--------------------------------------------------------------------------------

             DELAWARE LARGE CAP GROWTH FUND
             (FORMERLY DELAWARE DIVERSIFIED GROWTH FUND)
             CLASS A [] CLASS B [] CLASS C [] CLASS R





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                      PAGE 2
Delaware Large Cap Growth Fund                         2

HOW WE MANAGE THE FUND                            PAGE 5
Our investment strategy                                5
The securities we typically invest in                  6
The risks of investing in the Fund                     8
Disclosure of portfolio holdings information           8

WHO MANAGES THE FUND                              PAGE 9
Investment manager                                     9
Portfolio managers                                     9
Who's who?                                            10

ABOUT YOUR ACCOUNT                               PAGE 11
Investing in the Fund                                 11
 Choosing a share class                               11
 Dealer compensation                                  14
How to reduce your sales charge                       15
How to buy shares                                     18
Fair valuation                                        19
Retirement plans                                      19
How to redeem shares                                  20
Account minimums                                      21
Special services                                      22
Frequent trading of Fund shares (market timing)       23
Dividends, distributions and taxes                    26
Certain management considerations                     27
Manager and managers structure                        27

FINANCIAL HIGHLIGHTS                             PAGE 28

GLOSSARY                                         PAGE 30

ADDITIONAL INFORMATION                           PAGE 33

PROFILE: DELAWARE LARGE CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware Large Cap Growth Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND
o   Investors with long-term financial goals.
o   Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of large-sized companies.

WHO SHOULD NOT INVEST IN THE FUND
o   Investors with short-term financial goals.
o   Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Under normal circumstances, we will invest at least 80% of the Fund's net assets in investments of large capitalization companies (the "80% policy"). For purposes of this Fund, we currently define large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from approximately $0.858 billion to approximately $367 billion as of June 30, 2005, we will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Using a bottom up approach, we seek to select securities of companies that we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE LARGE CAP GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past nine calendar years, as well as the average annual returns of the Class A, B and C shares for one-year, five-year and lifetime periods, as applicable. Average annual returns are not provided for Class R shares since the class has not yet commenced operations. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)

  17.53%  10.10%  26.12%   -22.43%  -18.80%  -30.39%  29.94%   5.58%   7.88%
--------  ------  ------  --------  -------  -------  ------  ------  ------
    1997    1998    1999      2000     2001     2002    2003    2004    2005
--------  ------  ------  --------   ------  -------  ------  ------  ------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.02% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.18% for the quarter ended December 31, 2000.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05
--------------------------------------------------------------------------------  ------  -------  -----------
                                                                                                   10 YEARS OR
                                                                                  1 YEAR  5 YEARS   LIFETIME**
--------------------------------------------------------------------------------  ------  -------  -----------
Class A return before taxes                                                        1.69%   -4.65%     -0.18%
--------------------------------------------------------------------------------  ------  -------  -----------
Class A return after taxes on distributions                                        1.18%   -4.75%     -1.10%
--------------------------------------------------------------------------------  ------  -------  -----------
Class A return after taxes on distributions and sale of Fund shares                1.79%   -3.89%     -0.57%
--------------------------------------------------------------------------------  ------  -------  -----------
Class B return before taxes*                                                       3.06%    N/A       3.33%
--------------------------------------------------------------------------------  ------  -------  -----------
Class C return before taxes*                                                       6.05%    N/A       3.93%
--------------------------------------------------------------------------------  ------  -------  -----------
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses or taxes)   5.26%   -3.58%     6.73%
--------------------------------------------------------------------------------  ------  -------  -----------

The Fund's returns above are compared to the performance of the Russell 1000(R) Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 7.06% and 3.89% for the one-year and lifetime periods, respectively. Returns for Class C would be 7.05% and 3.93% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Russell 1000(R) Growth Index return shown is for Class A's lifetime. Inception dates for the Class A, Class B and Class C shares for the Fund were December 2, 1996, April 30, 2002 and April 30, 2002, respectively. The Index return for Class B and Class C lifetime period was 4.38%. Returns are not provided for Class R shares since they have not yet commenced operations.

WHAT ARE THE FUND'S FEES AND EXPENSES?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

-----------------------------------------------  -------  --------  --------    ----
CLASS                                                  A         B         C       R
-----------------------------------------------  -------  --------  --------    ----
Maximum sales charge (load) imposed on
purchases as a percentage of offering price        5.75%      none      none    none
-----------------------------------------------  -------  --------  --------    ----
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower             none(1)  4.00%(2)  1.00%(3)    none
-----------------------------------------------  -------  --------  --------    ----
Maximum sales charge (load) imposed on
reinvested dividends                                none      none      none    none
-----------------------------------------------  -------  --------  --------    ----
Redemption fees                                     none      none      none    none
-----------------------------------------------  -------  --------  --------    ----
Exchange fees                                       none      none      none    none
-----------------------------------------------  -------  --------  --------    ----

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

-----------------------------------------------  -------  --------  --------  ------
Management fees                                    0.65%     0.65%     0.65%   0.65%
-----------------------------------------------  -------  --------  --------  ------
Distribution and service (12b-1) fees              0.30%(4)  1.00%     1.00%   0.60%(4)
-----------------------------------------------  -------  --------  --------  ------
Other expenses(5)                                  0.19%     0.19%     0.19%   0.19%
-----------------------------------------------  -------  --------  --------  ------
Total annual fund operating expenses               1.14%     1.84%     1.84%   1.44%
-----------------------------------------------  -------  --------  --------  ------
Fee waivers and payments(6)                       (0.14%)   (0.09%)   (0.09%) (0.19%)
-----------------------------------------------  -------  --------  --------  ------
Net expenses                                       1.00%     1.75%     1.75%   1.25%
-----------------------------------------------  -------  --------  --------  ------

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------  ------  ------  -------------  ------  -------------  ------
CLASS           A    B(8)           B(8)       C              C       R
                           (IF REDEEMED)          (IF REDEEMED)
---------  ------  ------  -------------  ------  -------------  ------
1 year       $671    $178           $578    $178           $278    $127
---------  ------  ------  -------------  ------  -------------  ------
3 years      $903    $570           $845    $570           $570    $437
---------  ------  ------  -------------  ------  -------------  ------
5 years    $1,154    $987         $1,212    $987           $987    $769
---------  ------  ------  -------------  ------  -------------  ------
10 years   $1,870  $1,968         $1,968  $2,151         $2,151  $1,708
---------  ------  ------  -------------  ------  -------------  ------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeeme d within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fee through January 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(5) "Other Expenses" have been restated to reflect an expected decrease in other expenses in the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that we believe can best capitalize on such changes. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

Delaware Large Cap Growth Fund's goal is to seek capital appreciation. We invest primarily in common stocks of large capitalization companies. We strive to identify companies that offer the potential for long-term price appreciation. Using a bottom up approach, we look for companies that:

o have attractive end market potential, dominant business models and strong free cash flow generation;
o  demonstrate operational and scale efficiencies;
o  have demonstrated expertise for capital allocation; and
o  have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although we tend to hold a relatively focused portfolio of between 25-40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                             SECURITIES                                                         HOW WE USE THEM
--------------------------------------------------------------------  --------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                    Under normal circumstances, we generally will invest 85% of
ownership in a corporation. Stockholders participate in the           the Fund's net assets in common stock.
corporation's profits and losses proportionate to the number of shares they own.
--------------------------------------------------------------------  --------------------------------------------------------------
FOREIGN STOCKS AND DEPOSITARY RECEIPTS: Foreign                       We may invest up to 20% of the Fund's net assets in foreign
stocks are those issued by a company that is located in a foreign     companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign country or       European Depositary Receipts. We would typically hold
generates the majority of its operating income in a foreign country.  depositary receipts when we believe they offer greater appreciation potential than U.S. securities. Investing
Depositary receipts are issued by a U.S. or foreign bank and          directly international securities is not typically a
represent the bank's holdings of a stated number of shares of a       significant component of our strategy.
foreign corporation. A depositary receipt entitles the holder to all dividends and capital gains earned by the underlying foreign shares. American Depositary Receipts are typically bought and sold on U.S. securities exchanges in the same way as other U.S.
securities.
--------------------------------------------------------------------  --------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer                   Typically, we use repurchase agreements as a short-term
of securities, such as the Fund, and a seller of securities in which  investment for the Fund's cash position. In order to enter the seller agrees to buy the securities back within a specified time  into these repurchase agreements, the Fund must have
at the same price the buyer paid for them, plus an amount equal to    collateral of 102% of the repurchase price. The Fund will only
an agreed upon interest rate. Repurchase agreements are often         enter into repurchase agreements in which the collateral is
viewed as equivalent to cash.                                         comprised of U.S. government securities.
--------------------------------------------------------------------  --------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose              We may invest in privately placed securities, including those
resale is restricted under U.S. securities laws.                      that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A
                                                                      Securities."
--------------------------------------------------------------------  --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or              If we have stocks that have unrealized gains because of past
sell a security or a group of securities at an agreed upon price at   appreciation, we may want to protect those gains when we
a future date. The purchaser of an option may or may not choose       anticipate adverse conditions. We might use options or futures
to go through with the transaction; the seller of an option must go   to neutralize the effect of any price declines, without
through with the transaction. Futures contracts are agreements        selling security. We may also use options and futures to
for the purchase or sale of a security or a group of securities at    quickly invest excess cash so that the portfolio is generally
a specified price on a specified date. Unlike an option, a futures    fully invested. Use of these strategies can increase the
contract must be executed unless it is sold before the settlement     operating costs of the Fund and can lead to loss of principal.
date. Options and futures are generally considered to be derivative securities.
--------------------------------------------------------------------  --------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 15% of the Fund's net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price at which a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants, equity or debt securities that are convertible into stocks and investment company securities. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their security transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in bonds, cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER Under normal circumstances we expect portfolio turnover to be less than 50%. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                 RISKS                                                      HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------  -----------------------------------------------------------
MARKET RISK: The risk that all or a majority of the securities           We maintain a long-term investment approach and focus on
in a certain market -- like the stock or bond market -- will decline in  stocks we believe can appreciate over an extended time
value because of economic conditions, future expectations or             frame regardless of interim market fluctuations. We do not
investor confidence.                                                     try to predict overall stock market movements. Although we may hold securities for any amount of time, we generally
                                                                         do not trade for short-term purposes.
-----------------------------------------------------------------------  -----------------------------------------------------------
INDUSTRY AND SECURITY RISK: Industry risk is the risk                    We limit the amount of the Fund's assets invested in any
that the value of securities in a particular industry will decline       one industry and in any individual security. We also follow
because of changing expectations for the performance of that             a rigorous selection process before choosing securities and
industry.                                                                continually monitor them while they remain in the
                                                                         portfolio.
Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the
performance of the individual company issuing the stock or bond.
-----------------------------------------------------------------------  -----------------------------------------------------------
FUTURES AND OPTIONS RISK: The possibility that a fund                    We may use futures and options to protect gains in the
may experience a loss if it employs an options or futures strategy       portfolio without actually selling a security. We may also
related to a security or a market index and that security or index       use futures and options to quickly invest excess cash so
moves in the opposite direction from what the manager                    that the portfolio is generally fully invested.
anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.
-----------------------------------------------------------------------  -----------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be                    Investing in foreign securities (including depositary
adversely affected by political instability, changes in currency         receipts) is not a significant part of our strategy. We may
exchange rates, foreign economic conditions or inadequate                not invest more than 20% of net assets in direct and
regulatory and accounting standards.                                     indirect holdings of foreign securities.
-----------------------------------------------------------------------  -----------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be                We limit exposure to illiquid securities to no more than
readily sold within seven days at approximately the price that a         15% of the Fund's net assets.
fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.56% as a percentage of average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended September 30, 2005.

PORTFOLIO MANAGERS
Jeffrey S. Van Harte, Christopher J. Bonavico, Daniel J. Prislin and Christopher M. Ericksen have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Prislin and Ericksen joined Delaware Investments in April 2005.

JEFFREY S. VAN HARTE, Chief Investment Officer -- Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

CHRISTOPHER M. ERICKSEN, Vice President/Portfolio Manager, was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. He is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments(R) Funds.

[GRAPHIC OMITTED: THIS DIAGRAM SHOWS THE VARIOUS ORGANIZATIONS INVOLVED IN MANAGING, ADMINISTERING AND SERVICING THE DELAWARE INVESTMENTS(R) FUNDS.]

                             BOARD OF TRUSTEES
INVESTMENT MANAGER                                                         CUSTODIAN
Delaware Management Company                                                JPMorgan Chase Bank
2005 Market Street                                                         4 Chase Metrotech Center
Philadelphia, PA 19103-7094      THE FUND                                  Brooklyn, NY 11245

                  DISTRIBUTOR                     SERVICE AGENT
                  Delaware Distributors, L.P.     Delaware Service Company, Inc.
                  2005 Market Street              2005 Market Street
                  Philadelphia, PA 19103-7094     Philadelphia, PA 19103-7094


                  FINANCIAL INTERMEDIARY WHOLESALER
                  Lincoln Financial Distributors, Inc.
                  2001 Market Street
                  Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page 9 for details)

                         FINANCIAL ADVISORS

                            SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Large Cap Growth Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services generally through sales commissions, 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.


CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current net asset value. Similarly, the actual charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than percentage shown.

----------------------------      -----------------------------      ------------------------------
                                        SALES CHARGE AS %                      SALES CHARGE AS %
AMOUNT OF PURCHASE                      OF OFFERING PRICE                   OF NET AMOUNT INVESTED
----------------------------      -----------------------------      ------------------------------
Less than $49,999                             5.75%                                  6.54%
----------------------------      -----------------------------      ------------------------------
$50,000 but under $99,999                     4.75%                                  5.41%
----------------------------      -----------------------------      ------------------------------
$100,000 but under $249,999                   3.75%                                  4.31%
----------------------------      -----------------------------      ------------------------------
$250,000 but under $499,999                   2.50%                                  3.00%
----------------------------      -----------------------------      ------------------------------
$500,000 but under $999,999                   2.00%                                  2.44%
----------------------------      -----------------------------      ------------------------------
$1 million or more                None (Limited CDSC may apply)*     None (Limited CDSC may apply)*
----------------------------      -----------------------------      ------------------------------

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457 and non-custodial 403(b) plans, as well as other non- qualified deferred compensation plans) with assets of $10 million or less at the time shares are considered for purchase; and (ii) Individual Retirement Account
   (IRA) rollovers from plans that were previously maintained on Delaware Investment's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CALCULATION OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B AND CLASS C Contingent deferred sales charges (CDSC) are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

-----------------------------------------------------------------------
                         CLASS A(1)  CLASS B(2)  CLASS C(3)  CLASS R(4)
-----------------------    --------  ----------  ----------  ----------
COMMISSION (%)                 -          4.00%       1.00%       -
-----------------------    --------  ----------  ----------  ----------
Investment up to $49,999      5.00%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$50,000 to $99,999            4.00%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$100,000 to $249,999          3.00%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$250,000 to $499,999          2.00%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$500,000 to $999,999          1.60%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$1,000,000 to $4,999,999      1.00%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$5,000,000 to $24,999,999     0.50%        -          -           -
-----------------------    --------  ----------  ----------  ----------
$25,000,000 +                 0.25%        -          -           -
-----------------------    --------  ----------  ----------  ----------
12B-1 FEE TO DEALER           0.30%       0.25%       1.00%       0.60%
-----------------------------------------------------------------------

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through January 31, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R) fund holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced initial sales charge.

---------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARE CLASS
        PROGRAM                     HOW IT WORKS                         A                       B                  C
----------------------  ------------------------------------  -----------------------  --------------------  --------------
Letter of Intent        Through a Letter of Intent you agree             X             Although the Letter of Intent and
                        to invest a certain amount in                                  Rights of Accumulation do not apply
                        Delaware Investments Funds                                     to the purchase of Class B and Class
                        (except money market funds with no                             C  shares, you  can combine your
                        sales charge) over a 13-month                                  purchase of Class A shares with your
                        period to qualify for reduced                                  purchase of Class  B and  Class C
                        front-end sales charges.                                       shares to fulfill your Letter of
                                                                                       Intent or qualify for Rights of
                                                                                       Accumulation.
----------------------  ------------------------------------  -----------------------  --------------------  --------------
Rights of Accumulation  You can combine your holdings or                 X
                        purchases of all Delaware
                        Investments(R) Funds (except money
                        market funds with no sales charge)
                        as well as the holdings and
                        purchases of your spouse and
                        children under 21 to qualify for
                        reduced front-end sales charges.

----------------------  ------------------------------------  -----------------------  --------------------  --------------
Reinvestment of         Up to 12 months after you redeem      For Class A, you         For Class B, your     Not available.
Redeemed Shares         shares, you can reinvest the          will not have to         account will be
                        proceeds without paying a sales       pay an additional        credited with the
                        charge, as noted to the right.        front-end sales charge.  contingent
                                                                                       deferred sales
                                                                                       charge you
                                                                                       previously paid on
                                                                                       the amount you
                                                                                       are reinvesting.
                                                                                       Your schedule for
                                                                                       contingent
                                                                                       deferred sales
                                                                                       charges and
                                                                                       conversion to
                                                                                       Class A will not
                                                                                       start over again; it
                                                                                       will pick up from
                                                                                       the point at which
                                                                                       you redeemed
                                                                                       your shares.
----------------------  ------------------------------------  -----------------------  --------------------  --------------
SIMPLE IRA, SEP/IRA,    These investment plans may qualify               X             There is no reduction in sales
SAR/SEP, Profit         for reduced sales charges by                                   charges for Class B or Class C
Sharing, Pension,       combining the purchases of all                                 shares for group purchases by
401(k), SIMPLE          members of the group. Members of                               retirement plans.
401(k), 403(b)(7), and  these groups may also qualify to
457 Retirement Plans    purchase shares without a front-end
                        sales charge and may qualify for a
                        waiver of any contingent deferred
                        sales charges as Class A shares.
---------------------------------------------------------------------------------------------------------------------------

BUYING CLASS A SHARES AT NET ASSET VALUE
Class A Shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments(R) Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any Delaware Investments(R) fund, the Manager or any of the Manager's current affiliates and those that may in the future be created;
   (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments(R) fund may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments(R) funds.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.


WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

---------------------------------------------------------------------------------------------------------
                                                                                         SHARE CLASS
                                CATEGORY                                             A*       B        C
----------------------------------------------------------------------------------  ---  -----------  ---

Redemptions in accordance with a Systematic Withdrawal                                X       X       X
Plan, provided the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic
Withdrawal Plan was established or modified
----------------------------------------------------------------------------------  ---  -----------  ---
Redemptions that result from the Fund's right to liquidate a shareholder's            X       X       X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         SHARE CLASS
                                CATEGORY                                            A*        B              C
---------------------------------------------------------------------------------  ---  -------------  -------------
Distributions to participants or beneficiaries from a retirement plan                X  Not available  Not available
qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")
---------------------------------------------------------------------------------  ---  -------------  -------------
Redemptions pursuant to the direction of a participant or beneficiary of a           X  Not available  Not available
retirement plan qualified under section 401(a) of the Code with respect to that retirement plan
---------------------------------------------------------------------------------  ---  -------------  -------------
Periodic distributions from an individual retirement account (i.e., IRA, ROTH        X        X              X
IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA)
or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit
Sharing Plan, Money Purchase Plan or 401(k) Defined Contribution Plan) not
subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Tres.
Reg. ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.
---------------------------------------------------------------------------------  ---  -------------  -------------
Returns of Excess Contributions due to any regulatory limit from an                  X        X              X
individual retirement account (i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan
(403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan).
---------------------------------------------------------------------------------  ---  -------------  -------------
Distributions by other employee benefit plans to pay benefits                        X  Not available  Not available
---------------------------------------------------------------------------------  ---  -------------  -------------
Systematic withdrawals from a retirement account or qualified plan that are not      X        X              X
subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres.
Reg. ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the Code. The systematic withdrawal may be pursuant to Delaware Investments funds' Systematic
Withdrawal Plan or a systematic withdrawal permitted by the Code.
---------------------------------------------------------------------------------  ---  -------------  -------------
Distributions from an account of a redemption resulting from the death or            X        X              X
disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to
Minors or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.
---------------------------------------------------------------------------------  ---  -------------  -------------
Redemptions by certain legacy retirement assets that meet the requirements           X  Not available        X
set forth in the Statement of Additional Information.
---------------------------------------------------------------------------------  ---  -------------  -------------
Redemptions by the classes of shareholders who are permitted to purchase             X  Not available  Not available
shares at net asset value, regardless of the size of the purchase. See "Buying
Class A shares at net asset value" above.
--------------------------------------------------------------------------------------------------------------------

*The waiver for Class A Shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments Funds' Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.


GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.


RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A WIRE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


REDEMPTIONS-IN-KIND
The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.


ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments(R) internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

ELECTRONIC DELIVERY
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments(R) family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares normally for shares of the same class in another Delaware Investments(R) fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format [via hyperlink] on the Fund's internet Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the Statement of Additional Information, which is available upon request.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and the CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) fund or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar-cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make distributions at least annually, usually in December, of substantially all of its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the manager of managers structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The manager of managers structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. Financial highlights are not currently provided for Class R shares since the class has not yet commenced operations. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                                                                                   9/30
DELAWARE LARGE CAP GROWTH FUND                                          2005    2004    2003     2002              2001
--------------------------------------------------------------------  -------  ------  ------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $6.040  $5.640  $4.540   $5.940          $12.350
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                         0.027   0.005   0.004      ---           (0.013)
Net realized and unrealized gain (loss) on investments                  0.781   0.395   1.096   (1.400)          (5.162)
                                                                      -------  ------  ------  -------  ---------------
Total from investment operations                                        0.808   0.400   1.100   (1.400)          (5.175)
                                                                      -------  ------  ------  -------  ---------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                  (0.028)    ---     ---      ---              ---
Net realized gain on investments                                          ---     ---     ---      ---           (1.165)
In excess of net realized gain on investments                             ---     ---     ---      ---           (0.070)
                                                                      -------  ------  ------  -------  ---------------
Total dividends and distributions                                      (0.028)    ---     ---      ---           (1.235)
                                                                      -------  ------  ------  -------  ---------------
NET ASSET VALUE, END OF PERIOD                                         $6.820  $6.040  $5.640   $4.540           $5.940
                                                                      =======  ======  ======  =======  ===============

TOTAL RETURN(3)                                                        13.41%   7.09%  24.23%  (23.57%)         (45.68%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $3,011  $1,420    $378      $28              $26
Ratio of expenses to average net assets                                 1.01%   1.00%   1.00%    0.94%            0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               1.15%   1.16%   1.35%    1.57%            1.12%
Ratio of net investment income (loss) to average net assets             0.41%   0.08%   0.08%    0.00%           (0.17%)
Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                       0.27%  (0.08%) (0.27%)  (0.63%)          (0.54%)
Portfolio turnover                                                       124%     54%     80%      67%              67%
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                            CLASS B
-------------------------------------------------------------------------------------------------------------------
                                                                                                            PERIOD
                                                                                             YEAR ENDED  4/30/02(1)
                                                                                                   9/30         TO
DELAWARE LARGE CAP GROWTH FUND                                         2005       2004             2003    9/30/02
--------------------------------------------------------------------  ------     ------  ---------------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $5.950     $5.600           $4.540     $6.030
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                       (0.021)    (0.041)          (0.036)    (0.017)
Net realized and unrealized gain (loss) on investments                 0.771      0.391            1.096     (1.473)
                                                                      ------     ------  ---------------  ---------
Total from investment operations                                       0.750      0.350            1.060     (1.490)
                                                                      ------     ------  ---------------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                    ---        ---              ---        ---
Net realized gain on investments                                         ---        ---              ---        ---
In excess of net realized gain on investments                            ---        ---              ---        ---
                                                                      ------     ------  ---------------  ---------
Total dividends and distributions                                        ---        ---              ---        ---
                                                                      ------     ------  ---------------  ---------

NET ASSET VALUE, END OF PERIOD                                        $6.700     $5.950           $5.600     $4.540
                                                                      ======     ======  ===============  =========

TOTAL RETURN(3)                                                        12.60%      6.25%           23.35%    (24.71%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                               $1,649     $1,643             $224        $19
Ratio of expenses to average net assets                                 1.76%      1.75%            1.75%      1.95%
Ratio of expenses to average net assets prior to expense                1.85%      1.86%            2.05%      2.98%
  limitation and expenses paid indirectly
Ratio of net investment income (loss) to average net assets            (0.34%)    (0.67%)          (0.67%)    (0.81%)
Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                      (0.43%)    (0.78%)          (0.97%)    (1.84%)
Portfolio turnover                                                       124%        54%              80%        67%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                            CLASS C
-------------------------------------------------------------------------------------------------------------------
                                                                                                             PERIOD
                                                                                              YEAR ENDED  4/30/02(1)
                                                                                                    9/30         TO
DELAWARE LARGE CAP GROWTH FUND                                           2005       2004            2003    9/30/02
--------------------------------------------------------------------   ------    -------   -------------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $5.950     $5.600          $4.540     $6.030
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                        (0.021)    (0.040)         (0.036)    (0.017)
Net realized and unrealized gain (loss) on investments                  0.771      0.390           1.096     (1.473)
                                                                       ------    -------   -------------  ---------

Total from investment operations                                        0.750      0.350           1.060     (1.490)
                                                                       ------    -------   -------------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                     ---        ---             ---        ---
Net realized gain on investments                                          ---        ---             ---        ---
In excess of net realized gain on investments                             ---        ---             ---        ---
                                                                       ------    -------   -------------  ---------

Total dividends and distributions                                         ---        ---             ---        ---
                                                                       ------    -------   -------------  ---------

NET ASSET VALUE, END OF PERIOD                                         $6.700     $5.950          $5.600     $4.540
                                                                       ======    =======   =============  =========

TOTAL RETURN(3)                                                        12.60%      6.25%          23.35%    (24.71%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $412       $270            $149       $---
Ratio of expenses to average net assets                                 1.76%      1.75%           1.75%      1.95%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               1.85%      1.86%           2.05%      2.98%
Ratio of net investment income (loss) to average net assets            (0.34%)   (0.67%)          (0.67%)    (0.81%)
Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                      (0.43%)   (0.78%)          (0.97%)    (1.84%)
Portfolio turnover                                                       124%       54%              80%        67%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

     HOW TO READ THE  NET INVESTMENT          NET REALIZED AND UNREALIZED GAIN
FINANCIAL HIGHLIGHTS  INCOME (LOSS)           (LOSS) ON INVESTMENTS                                   NET ASSET VALUE (NAV)
                      ---------------------------------------------------------------------------------------------------------
                      Net investment          A realized gain occurs when we sell an investment       This is the value of
                      income (loss)           at a profit, while a realized loss occurs when we       a mutual fund share,
                      includes dividend       sell an investment at a loss. When an investment        calculated by
                      and interest income     increases or decreases in value but we do not sell      dividing the net
                      earned from a fund's    it, we record an unrealized gain or loss. The           assets by the number
                      investments; it is      amount of realized gain, if any, that we pay to         of shares
                      after expenses have     shareholders would be listed under "Less dividends      outstanding.
                      been deducted.          and distributions -- From net realized gain on
                                              investments."

28

                                                                     RATIO OF NET INVESTMENT
                                             RATIO OF EXPENSES TO    INCOME (LOSS) TO AVERAGE
TOTAL RETURN          NET ASSETS             AVERAGE NET ASSETS      NET ASSETS                   PORTFOLIO TURNOVER
-------------------------------------------------------------------------------------------------------------------------
This represents the   Net assets represent   The expense ratio is    We determine this            This figure tells
rate that an          the total value of     the percentage of       ratio by dividing            you the amount of
investor would have   all the assets in a    net assets that a       net investment               trading activity in
earned or lost on an  fund's portfolio,      fund pays annually      income (loss) by             a fund's portfolio.
investment in a       less any               for operating           average net assets.          A turnover rate of
fund. In calculating  liabilities, that      expenses and                                         100% would occur if,
this figure for the   are attributable to    management fees.                                     for example, a fund
financial highlights  that class of the      These expenses                                       bought and sold all
table, we include     fund.                  include accounting                                   of the securities in
applicable fee                               and administration                                   its portfolio once
waivers, exclude                             expenses, services                                   in the course of a
front-end and                                for shareholders,                                    year or frequently
contingent deferred                          and similar                                          traded a single
sales charges, and                           expenses.                                            security. High
assume the                                                                                        turnover can result
shareholder has                                                                                   in increased
reinvested all                                                                                    transaction costs
dividends and                                                                                     and tax liability
realized gains.                                                                                   for investors and
                                                                                                  may affect the
                                                                                                  fund's performance.

                                                                              29

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 1000(R) GROWTH INDEX
Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o      For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE LARGE CAP GROWTH FUND SYMBOLS


----------------------------
               CUSIP  NASDAQ
           ---------  ------

Class A    24610A109   DGDAX
Class B    24610A208   DGDBX
Class C    24610A307   DGDCX
----------------------------


Investment Company Act file number: 811-04413
--------------------------------------------------------------------------------

PR-133 [9/05] IVES 1/06                                             MF-05-12-083
                                                                         PO10666

GROWTH-EQUITY


PROSPECTUS  JANUARY 28, 2006
-------------------------------------------------------------------------------
            DELAWARE LARGE CAP GROWTH FUND
            (FORMERLY DELAWARE DIVERSIFIED GROWTH FUND)
            INSTITUTIONAL CLASS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.


                                      Delaware
                                      Investments(R)
                                      -----------------------------------
                                      A member of Lincoln Financial Group

TABLE OF CONTENTS

FUND PROFILE                                         PAGE 2

Delaware Large Cap Growth Fund                            2

HOW WE MANAGE THE FUND                               PAGE 5
Our investment strategy                                   5
The securities we typically invest in                     6
The risks of investing in the Fund                        8
Disclosure of portfolio holdings information              8

WHO MANAGES THE FUND                                 PAGE 9
Investment manager                                        9
Portfolio managers                                        9
Who's who?                                               10

ABOUT YOUR ACCOUNT                                  PAGE 11
Investing in the Fund                                    11
How to buy shares                                        12
Fair valuation                                           13
How to redeem shares                                     13
Account minimum                                          14
Frequent trading of Fund shares (market timing)          14
Dividends, distributions and taxes                       16
Certain management considerations                        17
Manager of managers structure                            17

FINANCIAL HIGHLIGHTS                                PAGE 18

GLOSSARY                                            PAGE 20

ADDITIONAL INFORMATION                              PAGE 22

Profile: Delaware Large Cap Growth Fund

WHAT IS THE FUND'S GOAL?
Delaware Large Cap Growth Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND
o      Investors with long-term financial goals.
o      Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of large-sized companies.

WHO SHOULD NOT INVEST IN THE FUND
o      Investors with short-term financial goals.
o      Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Under normal circumstances, we will invest at least 80% of the Fund's net assets in investments of large capitalization companies (the "80% policy"). For purposes of this Fund, we currently define large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from approximately $0.858 billion to approximately $367 billion as of June 30, 2005, we will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Using a bottom up approach, we seek to select securities of companies that we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE LARGE CAP GROWTH FUND PERFORMED?
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class have varied over the past nine calendar years, as well as the average annual returns of the Institutional shares for one-year, five-year and lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

---------------------------------------------------------------------------
       1997    1998    1999     2000    2001     2002    2003   2004   2005
---------------------------------------------------------------------------
     17.53%  10.10%  26.02%  -22.37%  -18.80%  -30.27%  30.28%  5.84%  8.06%
---------------------------------------------------------------------------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 24.92% for the quarter ended December 31, 1999 and its lowest quarterly return was -22.18% for the quarter ended December 31, 2000.

--------------------------------------------------------------------------------------------------------------------
                                                                                                          LIFETIME**
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                       1 YEAR  5 YEARS   (12/2/96)
--------------------------------------------------------------------------------------------------------------------
                                                    Return before taxes                   8.06%   -3.34%       0.57%
                                                    -----------------------------------   -----   -----        -----
                                                    Return after taxes on distributions   7.45%   -3.49%      -0.37%
                                                    -----------------------------------   -----   -----        -----
                                                    Return after taxes on distributions
                                                     and sale of Fund shares              5.97%   -2.83%       0.05%
                                                    -----------------------------------   -----   -----        -----
                                                    Russell 1000(R) Growth Index
                                                     (reflects no deduction for fees,
                                                     expenses or taxes)                   5.26%   -3.58%       6.73%
--------------------------------------------------------------------------------------------------------------------

The Fund's returns above are compared to the performance of the Russell 1000(R) Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?

THE FOLLOWING TABLE describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-----------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.          purchases as a percentage of offering price       none
                                                                ----------------------------------------------     ----
                                                                Maximum contingent deferred sales charge
                                                                 (load) as a percentage of original purchase
                                                                 price or redemption price, whichever is lower     none
                                                                ----------------------------------------------     ----
                                                                Maximum sales charge (load) imposed
                                                                 on reinvested dividends                           none
                                                                ----------------------------------------------     ----
                                                                Redemption fees                                    none
                                                                ----------------------------------------------     ----
                                                                Exchange fees(1)                                   none
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the            Management fees                                   0.65%
Fund's assets.                                                  ----------------------------------------------   ------
                                                                Distribution and service (12b-1) fees              none
                                                                ----------------------------------------------     ----
                                                                Other expenses(2)                                 0.19%
                                                                ----------------------------------------------     ----
                                                                Total annual fund operating expenses              0.84%
                                                                ----------------------------------------------     ----
                                                                Fee waivers and payments                        (0.09%)
                                                                ----------------------------------------------  -------
                                                                Total operating expenses(3)                       0.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                    $77
THIS EXAMPLE is intended to help you compare the cost of        1 year
investing in the Fund to the cost of investing in other mutual                                                     $259
funds with similar investment objectives. We show the           3 years
cumulative amount of Fund expenses on a hypothetical                                                               $457
investment of $10,000 with an annual 5% return over the time    5 years
shown.(4) This is an example only, and does not represent                                                        $1,029
future expenses, which may be greater or less than those        10 years
shown here.
-----------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) "Other Expenses" have been restated to reflect an expected decrease in other expenses in the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGY
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that we believe can best capitalize on such changes. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Large Cap Growth Fund's goal is to seek capital appreciation. We invest primarily in common stocks of large capitalization companies. We strive to identify companies that offer the potential for long-term price appreciation. Using a bottom up approach, we look for companies that:

o have attractive end market potential, dominant business models and strong free cash flow generation;

o  demonstrate operational and scale efficiencies;

o  have demonstrated expertise for capital allocation; and

o  have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although we tend to hold a relatively focused portfolio of between 25-40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES                                                     HOW WE USE THEM
-----------------------------------------------------------------  ---------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                 Under normal circumstances, we generally will invest 85% of
ownership in a corporation. Stockholders participate in the        the Fund's net assets in common stock.
corporation's profits and losses proportionate to the number of shares they own.
-----------------------------------------------------------------  ---------------------------------------------------------------

FOREIGN STOCKS AND DEPOSITARY RECEIPTS: Foreign stocks             We may invest up to 20% of the Fund's net assets in foreign
are those issued by a company that is located in a foreign         companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign country or    European Depositary Receipts. We would typically hold
generates the majority of its operating income in a                depositary receipts when we believe they offer greater
foreign country.                                                   appreciation potential than U.S. securities. Investing directly in international securities is not typically a significant
Depositary receipts are issued by a U.S. or foreign bank and       component of our strategy.
represent the bank's holdings of a stated number of shares of a foreign corporation. A depositary receipt entitles the holder to all dividends and capital gains earned by the underlying
foreign shares. American Depositary Receipts are typically
bought and sold on U.S. securities exchanges in the same way as other U.S. securities.
-----------------------------------------------------------------  ---------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of             Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in which  investment for the Fund's cash position. In order to enter into
the seller agrees to buy the securities back within a specified    these repurchase agreements, the Fund must have collateral of
time at the same price the buyer paid for them, plus an amount     102% of the repurchase price. The Fund will only enter into
equal to an agreed upon interest rate. Repurchase agreements       repurchase agreements in which the collateral is comprised of
are often viewed as equivalent to cash.                            U.S. government securities.
-----------------------------------------------------------------  ---------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose           We may invest in privately placed securities, including
resale is restricted under U.S. securities laws.                   those that are eligible for resale only among certain
                                                                   institutional buyers without registration, commonly known as
                                                                   "Rule 144A Securities."
-----------------------------------------------------------------  ---------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or sell      If we have stocks that have unrealized gains because of past
a security or a group of securities at an agreed upon price at a   appreciation, we may want to protect those gains when we
future date. The purchaser of an option may or may not choose      anticipate adverse conditions. We might use options or futures
to go through with the transaction; the seller of an option must   to neutralize the effect of any price declines, without selling
go through with the transaction.                                   the security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully
Futures contracts are agreements for the purchase or sale of a     invested.
security or a group of securities at a specified price on a
specified date. Unlike an option, a futures contract must be       Use of these strategies can increase the operating costs of the
executed unless it is sold before the settlement date.             Fund and can lead to loss of principal.

Options and futures are generally considered to be derivative securities.
-----------------------------------------------------------------  ---------------------------------------------------------------

ILLIQUID SECURITIES: Securities that do not have a ready market,   We may invest up to 15% of the Fund's net assets in
and cannot be easily sold within seven days at approximately       illiquid securities.
the price at which a fund has valued them.
-----------------------------------------------------------------  ---------------------------------------------------------------


The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants, equity or debt securities that are convertible into stocks and investment company securities. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in their security transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in bonds, cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER Under normal circumstances we expect portfolio turnover to be less than 50%. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                RISKS                                                    HOW WE STRIVE TO MANAGE THEM
--------------------------------------------------------------------  --------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the securities in     We maintain a long-term investment approach and focus on
a certain market -- like the stock or bond market -- will             stocks we believe can appreciate over an extended time frame
decline in value because of economic conditions, future               regardless of interim market fluctuations. We do not try to
expectations or investor confidence.                                  predict overall stock market movements. Although we may
                                                                      hold securities for any amount of time, we generally do not trade for short-term purposes.
--------------------------------------------------------------------  --------------------------------------------------------------

INDUSTRY AND SECURITY RISK: Industry risk is the risk that the        We limit the amount of the Fund's assets invested in any one
value of securities in a particular industry will decline because     industry and in any individual security. We also follow a
of changing expectations for the performance of that industry.        rigorous selection process before choosing securities and
                                                                      continually monitor them while they remain in the portfolio.
Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the
performance of the individual company issuing the stock or
bond.
--------------------------------------------------------------------  --------------------------------------------------------------
FUTURES AND OPTIONS RISK: The possibility that a fund may             We may use futures and options to protect gains in the
experience a loss if it employs an options or futures strategy        portfolio without actually selling a security. We may also use
related to a security or a market index and that security or          futures and options to quickly invest excess cash so that the
index moves in the opposite direction from what the manager           portfolio is generally fully invested.
anticipated. Futures and options also involve additional
expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.
--------------------------------------------------------------------  --------------------------------------------------------------
FOREIGN RISK: The risk that foreign securities may be adversely       Investing in foreign securities (including depositary receipts
affected by political instability, changes in currency exchange       is not a significant part of our strategy. We may not invest m
rates, foreign economic conditions or inadequate regulatory           than 20% of net assets in direct and indirect holdings of
and accounting standards.                                             foreign securities.
--------------------------------------------------------------------  --------------------------------------------------------------
LIQUIDITY RISK: The possibility that securities cannot be             We limit exposure to illiquid securities to no more than 15% o
readily sold within seven days at approximately the price that a      the Fund's net assets.
fund has valued them.
--------------------------------------------------------------------  --------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.56% as a percentage of average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended September 30, 2005.

PORTFOLIO MANAGERS
Jeffrey S. Van Harte, Christopher J. Bonavico, Daniel J. Prislin and Christopher M. Ericksen have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Prislin and Ericksen joined Delaware Investments in April 2005.

JEFFREY S. VAN HARTE, Chief Investment Officer -- Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

CHRISTOPHER M. ERICKSEN, Vice President/Portfolio Manager, was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. He is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.

WHO'S WHO?
This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments(R) Funds.

                                BOARD OF TRUSTEES

                                   THE FUND

INVESTMENT MANAGER                          CUSTODIAN
Delaware Management Company                 JPMorgan Chase Bank
2005 Market Street                          4 Chase Metrotech Center
Philadelphia, PA 19103-7094                 Brooklyn, NY 11245


                                       DISTRIBUTOR
                                       Delaware Distributors, L.P.
PORTFOLIO MANAGERS                     2005 Market Street
(see page 9 for details)               Philadelphia, PA 19103-7094
                                                                            SERVICE AGENT
                                       FINANCIAL INTERMEDIARY               Delaware Service Company, Inc.
                                       WHOLESALER                           2005 Market Street
                                       Lincoln Financial                    Philadelphia, PA 19103-7094
                                       Distributors, Inc.
                                       2001 Market Street
                                       Philadelphia, PA 19103-7055

                              SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Large Cap Growth Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P, Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/ dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

o Until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

REDEMPTIONS-IN-KIND
The Fund has reserved the right to pay for redemptions with portfolio securities under certain circumstances. See the SAI for more information on redemptions-in-kind.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional shares of Delaware Large Cap Growth Fund only for shares of the same class in another Delaware Investments(R) Fund that are specifically available for purchase by these individuals as stated in the Fund's Prospectus.

You can exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the Delaware Investments(R) Funds.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar-cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make distributions at least annually, usually in December, of substantially all of its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments(R) family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the manager of managers structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The manager of managers structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by a Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                          INSTITUTIONAL CLASS
DELAWARE LARGE CAP GROWTH FUND                                                                                YEAR ENDED 9/30
                                                                                     2005     2004     2003     2002     2001
NET ASSET VALUE, BEGINNING OF PERIOD                                               $6.050   $5.660   $4.550   $5.940  $12.350

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(1)                                                     0.043    0.021    0.017    0.006   (0.013)

Net realized and unrealized gain (loss) on investments                              0.791    0.385    1.102   (1.396)  (5.162)
                                                                                   ------   ------   ------   ------  -------
Total from investment operations                                                    0.834    0.406    1.119   (1.390)  (5.175)
                                                                                   ------   ------   ------   ------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                              (0.044)  (0.016)  (0.009)     ---      ---

Net realized gain on investments                                                      ---      ---      ---      ---   (1.165)

In excess of net realized gain on investments                                         ---      ---      ---      ---   (0.070)
                                                                                   ------   ------   ------   ------  -------
Total dividends and distributions                                                  (0.044)  (0.016)  (0.009)     ---   (1.235)
                                                                                   ------   ------   ------   ------  -------
NET ASSET VALUE, END OF PERIOD                                                     $6.840   $6.050   $5.660   $4.550  $ 5.940
                                                                                   ======   ======   ======   ======  =======
TOTAL RETURN(2)                                                                    13.83%    7.17%   24.62%  (23.40%) (45.68%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                           $87,211  $58,305  $37,456  $16,948  $10,686

Ratio of expenses to average net assets                                             0.76%    0.75%    0.75%    0.83%    0.75%

Ratio of expenses to average net assets prior to expense limitation and expenses
  paid indirectly                                                                   0.85%    0.86%    1.05%    1.27%    0.82%

Ratio of net investment income (loss) to average net assets                         0.66%    0.33%    0.33%    0.11%   (0.17%)

Ratio of net investment income (loss) to average net assets prior to expense
  limitation and expenses paid indirectly                                           0.57%    0.22%    0.03%   (0.33%)  (0.24%)

Portfolio turnover                                                                   124%      54%      80%     167%     167%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions -- From net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 1000(R) GROWTH INDEX
Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com).

You may obtain additional information about the Fund from your financial advisor. You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                      This page intentionally left blank.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE LARGE CAP GROWTH FUND SYMBOLS

                     CUSIP      NASDAQ
                     ---------  ------
Institutional Class  24610A406  DGDIX

Investment Company Act file number: 811-04413
--------------------------------------------------------------------------------

PR-136 [9/05] IVES 1/06                                     MF-05-12-084 PO10667

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

GROWTH-EQUITY


PROSPECTUS JANUARY 28, 2006
--------------------------------------------------------------------------------
           DELAWARE GROWTH OPPORTUNITIES FUND
           CLASS A [] CLASS B [] CLASS C [] CLASS R





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents


.......................................................
FUND PROFILE                                    page 2

Delaware Growth Opportunities Fund                   2
.......................................................
HOW WE MANAGE THE FUND                          page 5

Our investment strategies                            5

The securities we typically invest in                6

The risks of investing in the Fund                   7

Disclosure of portfolio holdings information         8
.......................................................
WHO MANAGES THE FUND                            page 9

Investment manager                                   9

Portfolio managers                                   9

Who's who?                                          10
.......................................................
ABOUT YOUR ACCOUNT                             page 11

Investing in the Fund                               11

   Choosing a share class                           11

   Dealer compensation                              14

How to reduce your sales charge                     15

How to buy shares                                   18

Fair valuation                                      19

Retirement plans                                    19

How to redeem shares                                20

Account minimums                                    21

Special services                                    22

Frequent trading of Fund shares (market timing)     23

Dividends, distributions and taxes                  26

Certain management considerations                   27

Manager of managers structure                       27
.......................................................
FINANCIAL HIGHLIGHTS                           page 28
.......................................................
GLOSSARY                                       page 30
.......................................................
ADDITIONAL INFORMATION                         page 33

Profile: Delaware Growth Opportunities Fund

WHAT IS THE FUND'S GOAL?

      Delaware Growth Opportunities Fund seeks long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

      o Investors with long-term financial goals.

      o Investors seeking an investment primarily in common stocks.

      o Investors seeking exposure to the capital appreciation opportunities of medium-size, growth-oriented companies.

WHO should not INVEST IN THE FUND

      o Investors with short-term financial goals.

      o Investors whose primary goal is current income.

      o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. As of the latest reconstitution on June 30, 2005, the average market capitalization of a company in the Russell Midcap(R) Growth Index was approximately $5.740 billion and the median market capitalization was approximately $3.672 billion. The index had a total market capitalization range of approximately $0.880 billion to $14.217 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the Fund, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets.Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Delaware Growth Opportunities Fund invests in small-sized or medium-sized companies. These companies may involve greater risk due to their size, narrow product lines or limited financial resources.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE GROWTH OPPORTUNITIES FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all classes for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Class A)
[Graphic Omitted]

 1996    1997    1998     1999      2000      2001      2002    2003      2004   2005
--------------------------------------------------------------------------------------
13.77%  14.04%  17.72%   64.69%   -10.17%   -17.08%   -24.89%   39.14%   12.17%  9.98%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 48.13% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.84% for the quarter ended December 31, 2000.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                                                                                                                       10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                     1 YEAR  5 YEARS  LIFETIME**
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Class A return before taxes                       3.67%    0.15%    8.57%

                                                      Class A return after taxes on distributions       3.01%    0.02%    6.35%

                                                      Class A return after taxes on distributions and
                                                       sale of Fund shares                              3.27%    0.13%    6.59%

                                                      Class B return before taxes*                      5.23%    0.20%    8.61%

                                                      Class C return before taxes*                      8.21%    0.63%    8.46%

                                                      Class R return before taxes                       9.70%      N/A   16.52%

                                                      Russell Midcap(R) Growth Index**
                                                       (reflects no deduction for fees, expenses
                                                       or taxes)                                       12.10%    1.38%    9.27%

  The Fund's returns above are compared to the performance of the Russell Midcap(R) Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 9.23%, 0.64% and 9.82%, for the one-year, five-year and ten-year periods, respectively. Returns for Class C would be 9.21%, 0.63% and 8.46%, for the one-year, five-year and ten-year periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Russell Midcap(R) Growth Index return shown is for 10 years. Inception dates for the Class A, Class B, Class C and Class R Shares were March 27, 1986, September 6, 1994, November 29, 1995 and June 2, 2003, respectively. The Index return for Class R lifetime period was 24.43%.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

WHAT ARE THE FUND'S FEES AND EXPENSES?             CLASS                                               A        B        C        R
-----------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from          Maximum sales charge (load) imposed on
your investments when you buy or sell shares        purchases as a percentage of offering price    5.75%     none     none     none
of the Fund. You do not pay sales charges
when you buy or sell Class R shares.               Maximum contingent deferred sales charge
                                                    (load) as a percentage of original purchase
                                                    price or redemption price, whichever is lower   none(1) 4.00%(2) 1.00%(3)  none

                                                   Maximum sales charge (load) imposed on
                                                    reinvested dividends                            none     none     none     none

                                                   Redemption fees                                  none     none     none     none

                                                   Exchange fees                                    none     none     none     none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted        Management fees                                 0.75%    0.75%    0.75%    0.75%
from the Fund's assets.
                                                   Distribution and service (12b-1 fees)           0.30%    1.00%    1.00%    0.60%

                                                   Other expenses                                  0.39%    0.39%    0.39%    0.39%

                                                   Total annual fund operating expenses(4)         1.44%    2.14%    2.14%    1.74%

                                                   Fee waivers and payments                            -        -        -  (0.10%)

                                                   Net Expenses                                    1.44%    2.14%    2.14%    1.64%

                                                   CLASS              A      B(6)           B(6)         C             C         R
                                                                                   (IF REDEEMED)           (IF REDEEMED)
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare       1 year          $713      $217          $617       $217          $317      $167
the cost of investing in the Fund to the cost
of investing in other mutual funds with            3 years       $1,004      $670          $945       $670          $670      $538
similar investment objectives. We show the
cumulative amount of Fund expenses on a            5 years       $1,317    $1,149        $1,374     $1,149        $1,149      $934
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(5) This      10 years      $2,200    $2,294        $2,294     $2,472        $2,472    $2,043
is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Fund's distributor has contracted to limit the Class R shares' 12b-1 fees through January 31, 2007 to no more than 0.50% of average daily net assets.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because we think they are poised to provide high and consistent earnings growth. Medium-sized companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap(R) Growth Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience or narrower product lines. We believe that medium-sized companies can provide many of the growth opportunities of small companies, but with less risk. Medium-sized companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies.

We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o  A history of high earnings-per-share growth;

o  Expectations for future earnings growth that are either high or accelerating;

o A price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;

o  A discounted cash flow that is high relative to other stocks; or

o A special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with one or more of the preceding characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o  The financial strength of the company;

o  The expertise of its management;

o  The growth potential of the company within its industry; and

o  The growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                     HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership        Under normal circumstances, we generally will invest 85% to
in a corporation. Stockholders participate in the                   100% of the Fund's net assets in common stock with an
corporation's profits and losses, proportionate to the              emphasis on medium-sized companies.
number of shares they own.

AMERICAN DEPOSITARY RECEIPTS: ADRs are issued by a U.S. bank        We may hold ADRs when we believe they offer greater
and represent the bank's holdings of a stated number of             appreciation potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are typically bought and sold on U.S.
securities exchanges in the same way as other U.S.
securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of              Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a         into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,           collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.               only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to             collateral is comprised of U.S. government securities.
cash.

RESTRICTED SECURITIES: Privately placed securities whose            We may invest in privately placed securities, including
resale is restricted under U.S. securities laws.                    those that are eligible for resale only among certain
                                                                    institutional buyers without registration, commonly known as
                                                                    "Rule 144A Securities."

OPTIONS AND FUTURES: Options represent a right to buy or            If we have stocks that have unrealized gains because of past
sell a security or a group of securities at an agreed upon          appreciation, we may want to protect those gains when we
price at a future date. The purchaser of an option may or           anticipate adverse conditions. We might use options or
may not choose to go through with the transaction; the              futures to neutralize the effect of any price declines,
seller of an option must go through with the transaction.           without selling the security. We might also use options or futures to gain exposure to a particular market segment
Writing a covered call option on a security obligates the           without purchasing individual securities in that segment. We
owner of the security to sell it at an agreed upon price on         might use this approach if we had excess cash that we wanted
an agreed upon date (usually no more than nine months in the        to invest quickly.
future). The owner of the security receives a premium
payment from the purchaser of the call, but if the security         We might use covered call options if we believe that doing
appreciates to a price greater than the agreed upon selling         so would help the Fund to meet its investment objective.
price, the fund would lose out on those gains.
                                                                    Use of these strategies can increase the operating costs of
Futures contracts are agreements for the purchase or sale of        the Fund and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be derivative securities.

ILLIQUID SECURITIES: Securities that do not have a ready            We may invest up to 10% of the Fund's net assets in illiquid
market and cannot be easily sold within seven days at               securities.
approximately the price at which a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

6

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information (SAI) for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK: The risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond             stocks we believe can appreciate over an extended time frame
market - will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                predict overall stock market movements. Although we may hold
confidence.                                                         securities for any amount of time, we generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK: Industry risk is the risk that          We limit the amount of the Fund's assets invested in any one
the value of securities in a particular industry will               industry and in any individual security. We also follow a
decline because of changing expectations for the performance        rigorous selection process before choosing securities and
of that industry.                                                   continually monitor them while they remain in the portfolio.

Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

SMALL COMPANY RISK: The risk that prices of smaller                 Though the Fund may invest in small companies, our focus is
companies may be more volatile than larger companies because        on medium-sized companies. We believe medium-sized
of limited financial resources or dependence on narrow              companies, in general, are more stable than smaller
product lines.                                                      companies and involve less risk due to their larger size,
                                                                    greater experience and more extensive financial resources.
                                                                    In addition, the Fund maintains a well-diversified
                                                                    portfolio, selects stocks carefully and continually monitors them.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK: The risk that securities will decrease          We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally              flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies           expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be         interest rates might have on a stock is taken into
adversely affected by rising interest rates.                        consideration before the stock is purchased.

FUTURES AND OPTIONS RISK: The possibility that a fund may           We may use options and futures to protect gains in the
experience a loss if it employs an options or futures               portfolio without actually selling a security. We may also
strategy related to a security or a market index and that           use options and futures to quickly invest excess cash so
security or index moves in the opposite direction from what         that the portfolio is generally fully invested.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

FOREIGN RISK: The risk that foreign securities may be               We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in             portfolio in foreign corporations indirectly through
currency exchange rates, foreign economic conditions or             American Depositary Receipts. When we do purchase ADRs, they
inadequate regulatory and accounting standards.                     are generally denominated in U.S. dollars and traded on a
                                                                    U.S. exchange.

LIQUIDITY RISK: The possibility that securities cannot be           We limit exposure to illiquid securities to no more than 15%
readily sold within seven days at approximately the price           of the Fund's net assets.
that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Who manages the Fund

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75% as a percentage of average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended September 30, 2005.

PORTFOLIO MANAGERS

Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Bassett regularly consults with Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in appliedmathematics/ economics from Harvard University.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
 (see page 9 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                  |            |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Growth Opportunities Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary depending on the amount invested, rounding and the then-current net asset value. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than the percentage shown.

------------------------------------------------------------------------------------------------------
                                         SALES CHARGE AS %                 SALES CHARGE AS %
     AMOUNT OF PURCHASE                  OF OFFERING PRICE             OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------------------------
      Less than $49,000                          5.75%                            6.54%

  $50,000 but under $99,000                      4.75%                            5.41%

 $100,000 but under $249,000                     3.75%                            4.31%

 $250,000 but under $499,000                     2.50%                            3.00%

 $500,000 but under $999,000                     2.00%                            2.44%

     $1 million or more             None (Limited CDSC may apply)*      None (Limited CDSC may apply)*
------------------------------------------------------------------------------------------------------

*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares generally have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457 and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets of $10 million or less at the time shares are considered for purchase; and (ii) Individual Retirement Account (IRA) rollovers from plans that were previously maintained on Delaware's Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges (CDSC) are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

                                                      CLASS A(1)        CLASS B(2)         CLASS C(3)           CLASS R(4)
--------------------------------------------------------------------------------------------------------------------------
COMMISSION (%)                                               -               4.00%              1.00%                   -

Investment up to $49,999                                   5.00%                 -                  -                   -

$50,000 to $99,999                                         4.00%                 -                  -                   -

$100,000 to $249,999                                       3.00%                 -                  -                   -

$250,000 to $499,999                                       2.00%                 -                  -                   -

$500,000 to $999,999                                       1.60%                 -                  -                   -

$1,000,000 to $4,999,999                                   1.00%                 -                  -                   -

$5,000,000 to $24,999,999                                  0.50%                 -                  -                   -

$25,000,000 +                                              0.25%                 -                  -                   -

12B-1 FEE TO DEALER                                        0.30%             0.25%              1.00%               0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through January 31, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments fund holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced initial sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Share class
      Program                        How it works                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments Funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all  Delaware
                           Investments Funds (except money
                           market funds with no sales charge)
                           as well as the holdings and
                           purchases of your spouse and
                           children under 21 to qualify
                           for reduced front-end sales
                           charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge, as noted to the right.        front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR SEP, Profit Sharing,   qualify for reduced sales                                    Class B or Class C shares for group
Pension, 401(k),           charges  by combining the                                    purchases by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges
                           as Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------

BUYING CLASS A SHARES AT NET ASSET VALUE

Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any Delaware Investments fund, the Manager or any of the Manager's current affiliates and those that may in the future be created;
   (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments fund may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHARE CLASS
                             CATEGORY                                                      A*             B                 C
------------------------------------------------------------------------------------------------------------------------------------
Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual           X             X                  X
amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified

Redemptions that result from the Fund's right to liquidate a shareholder's                 X             X                  X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size
------------------------------------------------------------------------------------------------------------------------------------

16

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHARE CLASS
                             CATEGORY                                                      A*             B                 C
------------------------------------------------------------------------------------------------------------------------------------
Distributions to participants or beneficiaries from a retirement plan qualified            X        Not available.   Not available.
under section 401(a) of the Internal Revenue Code of 1986, as amended (the
"Code")

Redemptions pursuant to the direction of a participant or beneficiary of a                 X        Not available.   Not available.
retirement plan qualified under section 401(a) of the Code with respect to that retirement plan

Periodic distributions from an individual retirement account (i.e., IRA, ROTH              X             X                  X
IRA, EDUCATION OR COVERDALE IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Tres. Reg.
*1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.

Returns of Excess Contributions due to any regulatory limit from an individual             X             X                  X
retirement account (i.e., IRA, ROTH IRA, EDUCATION OR COVERDALE IRA, SIMPLE IRA,
SAR/SEP or SEP/IRA) or a qualified plan (403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing Plan, Money Purchase Plan or 401(k) Defined
Contribution Plan).

Distributions by other employee benefit plans to pay benefits                              X        Not available.   Not available.

Systematic withdrawals from a retirement account or qualified plan that are not            X             X                  X
subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres.
Reg. *1.401(k)-1(d)(2) and Section 457(d)(3) of the Code. The systematic withdrawal may be pursuant to Delaware Investments funds' Systematic Withdrawal
Plan or a systematic withdrawal permitted by the Code.

Distributions from an account of a redemption resulting from the death or                  X             X                  X
disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the requirements set             X        Not available.          X
forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares            X        Not available.   Not available.
at net asset value, regardless of the size of the purchase. See "Buying Class A shares at net asset value" above.
------------------------------------------------------------------------------------------------------------------------------------

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investment Funds' Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800-523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE

You can exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

RETIREMENT PLANS

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL

You can redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES

You can redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

REDEMPTIONS-IN-KIND

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS

Account access is a password protected area of the Delaware Investments internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

ELECTRONIC DELIVERY

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

WEALTH BUILDER OPTION

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments(R) fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES

You can exchange all or part of your shares, normally, for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

--------------------------------------------------------------------------------

MONEYLINE(SM) ON DEMAND SERVICE

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE

Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN

Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) fund or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar-cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make distributions at least annually, usually in December, of substantially all of its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopts such a rule.

The manager of managers structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Year ended
                                                                                                                               9/30
Delaware Growth Opportunities Fund                                      2005          2004           2003          2002        2001
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $18.870       $17.070        $13.300       $15.120     $40.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                                (0.161)       (0.178)        (0.137)       (0.136)     (0.161)

Net realized and unrealized gain (loss) on investments                 4.201         1.978          3.907        (1.684)    (15.954)
                                                                     -------       -------        -------       -------     -------
Total from investment operations                                       4.040         1.800          3.770        (1.820)    (16.115)
                                                                     -------       -------        -------       -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:

From net realized gain on investments                                      -             -              -             -      (8.508)

In excess of net realized gain on investments                              -             -              -             -      (0.327)
                                                                     -------       -------        -------       -------     -------
Total dividends and distributions                                          -             -             --             -      (8.835)
                                                                     -------       -------        -------       -------     -------
NET ASSET VALUE, END OF PERIOD                                       $22.910       $18.870        $17.070       $13.300     $15.120
                                                                     =======       =======        =======       =======     =======

TOTAL RETURN(2)                                                       21.41%        10.49%         28.35%       (12.04%)    (49.45%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                             $531,604      $456,455       $413,160      $357,438    $479,825

Ratio of expenses to average net assets                                1.44%         1.48%          1.55%         1.46%       1.43%

Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             -             -              -             -           -

Ratio of net investment loss to average net assets                    (0.76%)       (0.93%)        (0.91%)       (0.81%)     (0.74%)

Ratio of net investment income l0ss to average net assets
  prior to expense limitation and expenses paid indirectly                 -             -              -             -           -

Portfolio turnover                                                       84%          106%           100%           97%        121%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

     HOW TO READ THE  NET INVESTMENT         NET REALIZED AND UNREALIZED GAIN (LOSS)
FINANCIAL HIGHLIGHTS  INCOME (LOSS)          ON INVESTMENTS                               NET ASSET VALUE (NAV)
                      -----------------------------------------------------------------------------------------
                      Net investment         A realized gain occurs when we sell an       This is the value of
                      income (loss)          investment at a profit, while a realized     a mutual fund share,
                      includes dividend      loss occurs when we sell an investment       calculated by
                      and interest income    at a loss. When an investment increases      dividing the net
                      earned from a fund's   or decreases in value but we do not sell     assets by the number
                      investments; it is     it, we record an unrealized gain or          of shares
                      after expenses have    loss. The amount of realized gain per        outstanding.
                      been deducted.         share, if any, that we pay to
                                             shareholders would be listed under "Less
                                             dividends and distributions - From net
                                             realized gain on investments."

28

                                         CLASS B                                             CLASS C                        CLASS R
------------------------------------------------    ------------------------------------------------    ---------------------------
                                            Year                                                Year                 Year    Period
                                           ended                                               ended                ended  6/2/03(3)
                                            9/30                                                9/30                 9/30   through
   2005      2004      2003       2002      2001       2005       2004      2003      2002      2001       2005      2004   9/30/03
------------------------------------------------    ------------------------------------------------    ---------------------------
$16.770   $15.290   $12.000    $13.730   $37.520    $17.180    $15.660   $12.280   $14.060   $38.180    $18.800   $17.060   $16.080

 (0.286)   (0.292)   (0.227)    (0.238)   (0.296)    (0.290)    (0.296)   (0.231)   (0.241)   (0.300)    (0.221)   (0.235)   (0.064)

  3.746     1.772     3.517     (1.492)  (14.659)     3.830      1.816     3.611    (1.539)  (14.985)     4.191     1.975     1.044
-------   -------   -------    -------   -------    -------    -------   -------   -------   -------    -------   -------   -------
  3.460     1.480     3.290     (1.730)  (14.955)     3.540      1.520     3.380    (1.780)  (15.285)     3.970     1.740     0.980
-------   -------   -------    -------   -------    -------    -------   -------   -------   -------    -------   -------   -------

      -         -         -          -    (8.508)         -          -         -         -    (8.508)         -         -         -

      -         -         -          -    (0.327)         -          -         -         -    (0.327)         -         -         -
-------   -------   -------    -------   -------    -------    -------   -------   -------   -------    -------   -------   -------

      -         -         -          -    (8.835)         -          -         -         -    (8.835)         -         -         -
-------   -------   -------    -------   -------    -------    -------   -------   -------   -------    -------   -------   -------

$20.230   $16.770   $15.290    $12.000   $13.730     $20.72    $17.180   $15.660   $12.280   $14.060    $22.770   $18.800   $17.060
=======   =======   =======    =======   =======     ======    =======   =======   =======   =======    =======   =======   =======

 20.63%     9.68%    27.52%    (12.67%)  (49.79%)    20.61%      9.64%    27.52%   (12.66%)  (49.80%)    21.12%    10.20%     6.09%


$22,132   $25,670   $28,539    $26,389   $36,606     $8,598     $8,460    $8,471    $6,398    $8,145     $3,069      $387        $-

  2.14%     2.18%     2.25%      2.16%     2.13%      2.14%      2.18%     2.25%     2.16%     2.13%      1.72%     1.78%     1.79%

      -         -         -          -         -          -          -         -         -         -      1.74%         -         -
 (1.46%)   (1.63%)   (1.61%)    (1.51%)   (1.44%)    (1.46%)    (1.63%)   (1.61%)   (1.51%)   (1.44%)    (1.04%)   (1.23%)   (1.22%)


      -         -         -          -         -          -          -         -         -         -     (1.06%)        -         -

    84%      106%      100%        97%      121%        84%       106%      100%       97%      121%        84%      106%      100%
------------------------------------------------    ------------------------------------------------    ---------------------------

                                                                          RATIO OF NET INVESTMENT
                                                 RATIO OF EXPENSES TO     INCOME (LOSS) TO
TOTAL RETURN            NET ASSETS               AVERAGE NET ASSETS       AVERAGE NET ASSETS        PORTFOLIO TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------------
This represents the     Net assets represent     The expense ratio is     We determine this         This figure tells you
rate that an investor   the total value of all   the percentage of net    ratio by dividing net     the amount of trading
would have earned or    the assets in a fund's   assets that a fund       investment income         activity in a fund's
lost on an investment   portfolio, less any      pays annually for        (loss) by average net     portfolio. A turnover
in a fund. In           liabilities, that are    operating expenses and   assets.                   rate of 100% would
calculating this        attributable to that     management fees. These                             occur if, for example,
figure for the          class of the fund.       expenses include                                   a fund bought and sold
financial highlights                             accounting and                                     all of the securities
table, we include                                administration                                     in its portfolio once
applicable fee                                   expenses, services for                             in the course of a
waivers, exclude                                 shareholders, and                                  year or frequently
front-end and                                    similar expenses.                                  traded a single
contingent deferred                                                                                 security. High
sales charges, and                                                                                  turnover can result in
assume the shareholder                                                                              increased transaction
has reinvested all                                                                                  costs and tax
dividends and realized                                                                              liability for
gains.                                                                                              investors and may
                                                                                                    affect the fund's
                                                                                                    performance.

Glossary

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION

The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

COST BASIS

The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD

The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE (NAV)

The daily dollar value of one mutual fund share.
Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS

The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital).
Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell Midcap Growth Index is an unmanaged market-weighted total return index that measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which is comprised of the 1,000 largest U.S. companies based on total market capitalization.

SALES CHARGE

A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT

Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Additional information

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[] For fund information, literature, price, yield and performance figures.

[] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE GROWTH OPPORTUNITIES FUND

                         CUSIP                 Nasdaq
                         -----                 ------
Class A                245906102                DFCIX
Class B                245906300                DFBIX
Class C                245906409                DEEVX
Class R                245906508                DFRIX

Investment Company Act file number: 811-04413
--------------------------------------------------------------------------------

                                                                    MF-06-01-422
PR-016 [9/05] IVES 1/06                                                  PO10758

GROWTH-EQUITY



PROSPECTUS   JANUARY 28, 2006

--------------------------------------------------------------------------------

             DELAWARE GROWTH OPPORTUNITIES FUND
             INSTITUTIONAL CLASS










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.


                                      Delaware
                                      Investments(R)
                                      -----------------------------------
                                      A member of Lincoln Financial Group

TABLE OF CONTENTS


FUND PROFILE                                         PAGE 2
Delaware Growth Opportunities Fund                        2

HOW WE MANAGE THE FUND                               PAGE 5
Our investment strategies                                 5
The securities we typically invest in                     6
The risks of investing in the Fund                        7
Disclosure of portfolio holdings information              8

WHO MANAGES THE FUND                                 PAGE 9
Investment manager                                        9
Portfolio managers                                        9
Who's who?                                               10

ABOUT YOUR ACCOUNT                                  PAGE 11
Investing in the Fund                                    11
How to buy shares                                        12
Fair valuation                                           13
How to redeem shares                                     13
Account minimum                                          14
Frequent trading of Fund shares (market timing)          14
Dividends, distributions and taxes                       16
Certain management considerations                        16
Manager of managers structure                            17

FINANCIAL HIGHLIGHTS                                PAGE 18

GLOSSARY                                            PAGE 20

ADDITIONAL INFORMATION                              PAGE 22

PROFILE: DELAWARE GROWTH OPPORTUNITIES FUND

WHAT IS THE FUND'S GOAL?

Delaware Growth Opportunities Fund seeks long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

o      Investors with long-term financial goals.
o      Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of medium-size, growth-oriented companies.

WHO SHOULD NOT INVEST IN THE FUND

o      Investors with short-term financial goals.
o      Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap(R) Growth Index at the time of the Portfolio's investment. As of the latest reconstitution on June 30, 2005, the average market capitalization of a company in the Russell Midcap(R) Growth Index was approximately $5.740 billion and the median market capitalization was approximately $3.672 billion. The index had a total market capitalization range of approximately $0.880 billion to $14.217 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the Fund, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Delaware Growth Opportunities Fund invests in small-sized or medium-sized companies. These companies may involve greater risk due to their size, narrow product lines or limited financial resources.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE GROWTH OPPORTUNITIES FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class shares have varied over the past ten calendar years as well as the average annual returns of the Institutional shares for one-year, five-year and ten-year periods. Delaware Growth Opportunities Fund's Institutional Class commenced operations on November 9, 1992. The Fund's past performance is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

--------------------------------------------------------------------------------
  1996    1997    1998    1999    2000     2001     2002    2003    2004    2005
--------------------------------------------------------------------------------
14.08%  14.39%  18.09%  65.17%  -9.89%  -16.80%  -24.68%  39.54%  12.49%  10.33%
--------------------------------------------------------------------------------


During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 48.21% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.78% for the quarter ended December 31, 2000.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                           1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------------------------------------
                                                    RETURN BEFORE TAXES                      10.33%    1.65%     9.55%
                                                    RETURN AFTER TAXES ON DISTRIBUTIONS       9.69%    1.53%     7.37%
                                                    RETURN AFTER TAXES ON DISTRIBUTIONS AND
                                                     SALE OF FUND SHARES                      7.60%    1.41%     7.48%
                                                    RUSSELL MIDCAP(R) GROWTH INDEX
                                                     (REFLECTS NO DEDUCTION FOR
                                                     FEES, EXPENSES OR TAXES)                12.10%    1.38%     9.27%


The Fund's returns above are compared to the performance of the Russell Midcap(R) Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

----------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments     Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.          purchases as a percentage of offering price      none
                                                                ------------------------------------------------  ----
                                                                Maximum contingent deferred sales charge
                                                                 (load) as a percentage of original purchase
                                                                 price or redemption price, whichever is lower    none
                                                                ------------------------------------------------  ----
                                                                Maximum sales charge (load) imposed on
                                                                 reinvested dividends                             none
                                                                ------------------------------------------------  ----
                                                                Redemption fees                                   none
                                                                ------------------------------------------------  ----
                                                                Exchange fees(1)                                  none
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the            Management fees                                  0.75%
Fund's assets.                                                  Distribution and service (12b-1) fees             none
                                                                Other expenses                                   0.39%
                                                                Total annual fund operating expenses             1.14%
----------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of
investing in the Fund to the cost of investing in other mutual  1 year                                            $116
funds with similar investment objectives. We show the           ------------------------------------------------------
cumulative amount of Fund expenses on a hypothetical            3 years                                           $362
investment of $10,000 with an annual 5% return over the time    ------------------------------------------------------
shown.(2) This is an example only, and does not represent       5 years                                           $628
future expenses, which may be greater or less than those        ------------------------------------------------------
shown here.                                                     10 years                                        $1,386
----------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each Delaware Investments Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because we think they are poised to provide high and consistent earnings growth. Medium-sized companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap(R) Growth Index.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience or narrower product lines. We believe that medium-sized companies can provide many of the growth opportunities of small companies, but with less risk. Medium-sized companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o  A history of high earnings-per-share growth;
o  Expectations for future earnings growth that are either high or accelerating;
o A price to earnings ratio that is low relative to other stocks -- indicating that the stock might be undervalued;
o  A discounted cash flow that is high relative to other stocks; or
o A special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with one or more of the preceding characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o  The financial strength of the company;
o  The expertise of its management;
o  The growth potential of the company within its industry; and
o  The growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks generally offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------
                          SECURITIES                                                   HOW WE USE THEM
-------------------------------------------------------------  ---------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of             Under normal circumstances, we generally will invest 85%
ownership in a corporation. Stockholders participate           to 100% of the Fund's net assets in common stock with an
in the corporation's profits and losses, proportionate to      emphasis on medium-sized companies.
the number of shares they own.
-------------------------------------------------------------  ---------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS: ADRs are issued by a             We may hold ADRs when we believe they offer greater
U.S. bank and represent the bank's holdings of a stated        appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are typically bought and
sold on U.S. securities exchanges in the same way as other
U.S. securities.
-------------------------------------------------------------  ---------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of         Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in   investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a    into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,      collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.          only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to cash.  collateral is comprised of U.S. government securities.
-------------------------------------------------------------  ---------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed securities whose       We may invest in privately placed securities, including those
resale is restricted under U.S. securities laws.               that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule
                                                               144A Securities."
-------------------------------------------------------------  ---------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right                 If we have stocks that have unrealized gains because of past
to buy or sell a security or a group of securities at an       appreciation, we may want to protect those gains when we
agreed upon price at a future date. The purchaser of an        anticipate adverse conditions. We might use options or
option may or may not choose to go through with the            futures to neutralize the effect of any price declines, without
transaction; the seller of an option must go through with      selling the security. We might also use options or futures to
the transaction.                                               gain exposure to a particular market segment without
                                                               purchasing individual securities in that segment. We might
Writing a covered call option on a security obligates the      use this approach if we had excess cash that we wanted to
owner of the security to sell it at an agreed upon price on    invest quickly.
an agreed upon date (usually no more than nine months
in the future). The owner of the security receives a           We might use covered call options if we believe that doing
premium payment from the purchaser of the call, but if         so would help the Fund to meet its investment objective.
the security appreciates to a price greater than the
agreed upon selling price, the fund would lose out on          Use of these strategies can increase the operating costs of
those gains.                                                   the Fund and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date.
Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
-------------------------------------------------------------  ---------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a             We may invest up to 10% of the Fund's net assets in illiquid
ready market and cannot be easily sold within seven            securities.
days at approximately the price at which a fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information (SAI) for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------
                         RISKS                                        HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------  ------------------------------------------------------
MARKET RISK: The risk that all or a majority             We maintain a long-term investment approach and
of the securities in a certain market --- like the       focus on stocks we believe can appreciate over an
stock or bond market --- will decline in value because   extended time frame regardless of interim market
of factors such as economic conditions, future           fluctuations. We do not try to predict overall stock
expectations or investor confidence.                     market movements. Although we may hold securities
                                                         for any amount of time, we generally do not trade for
                                                         short-term purposes.
-------------------------------------------------------  ------------------------------------------------------
INDUSTRY AND SECURITY RISK: Industry                     We limit the amount of the Fund's assets invested in
risk is the risk that the value of securities in a       any one industry and in any individual security. We
particular industry will decline because of              also follow a rigorous selection process before
changing expectations for the performance of that        choosing securities and continually monitor them
industry.                                                while they remain in the portfolio.
Securities risk is the risk that the value of an
individual stock or bond will decline because of
changing expectations for the performance of the
individual company issuing the stock or bond.
-------------------------------------------------------  ------------------------------------------------------
SMALL COMPANY RISK: The risk that prices                 Though the Fund may invest in small companies, our
of smaller companies may be more volatile than           focus is on medium-sized companies. We believe
larger companies because of limited financial            medium-sized companies, in general, are more stable
resources or dependence on narrow product lines.         than smaller companies and involve less risk due to
                                                         their larger size, greater experience and more
                                                         extensive financial resources. In addition, the Fund
                                                         maintains a well-diversified portfolio, selects stocks
                                                         carefully and continually monitors them.
-------------------------------------------------------  ------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                         RISKS                                        HOW WE STRIVE TO MANAGE THEM
-------------------------------------------------------  ------------------------------------------------------

INTEREST RATE RISK: The risk that securities             We analyze each company's financial situation and its
will decrease in value if interest rates rise. The risk  cash flow to determine the company's ability to
is generally associated with bonds; however,             finance future expansion and operations. The
because smaller companies often borrow money to          potential effect that rising interest rates might have
finance their operations, they may be adversely          on a stock is taken into consideration before the
affected by rising interest rates.                       stock is purchased.
-------------------------------------------------------  ------------------------------------------------------
FUTURES AND OPTIONS RISK: The possibility that a fund    We may use options and futures to protect gains in
may experience a loss if it employs an options or        the portfolio without actually selling a security. We
futures strategy related to a security or a market       may also use options and futures to quickly invest
index and that security or index moves in the opposite   excess cash so that the portfolio is generally fully
direction from what the manager anticipated.             invested.
Futures and options also involve additional expenses,
which could reduce any benefit or increase any loss
that a fund gains from using the strategy.
-------------------------------------------------------  ------------------------------------------------------
FOREIGN RISK: The risk that foreign securities           We typically invest only a small portion of the Fund's
may be adversely affected by political instability,      portfolio in foreign corporations indirectly through
changes in currency exchange rates, foreign              American Depositary Receipts. When we do
economic conditions or inadequate regulatory and         purchase ADRs, they are generally denominated in
accounting standards.                                    U.S. dollars and traded on a U.S. exchange.
-------------------------------------------------------  ------------------------------------------------------
LIQUIDITY RISK: The possibility that securities          We limit exposure to illiquid securities to no more
cannot be readily sold within seven days at              than 15% of the Fund's net assets.
approximately the price that a fund has valued
them.
---------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75% as a percentage of average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended September 30, 2005.

PORTFOLIO MANAGERS
Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Bassett regularly consults with Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/ economics from Harvard University.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments Funds.

                             BOARD OF TRUSTEES
INVESTMENT MANAGER                                                         CUSTODIAN
Delaware Management Company                                                JPMorgan Chase Bank
2005 Market Street                                                         4 Chase Metrotech Center
Philadelphia, PA 19103-7094      THE FUND                                  Brooklyn, NY 11245

                  DISTRIBUTOR                     SERVICE AGENT
                  Delaware Distributors, L.P.     Delaware Service Company, Inc.
                  2005 Market Street              2005 Market Street
                  Philadelphia, PA 19103-7094     Philadelphia, PA 19103-7094


                  FINANCIAL INTERMEDIARY WHOLESALER
                  Lincoln Financial Distributors, Inc.
                  2001 Market Street
                  Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page 9 for details)

                            SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware Growth Opportunities Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/ dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVOLOPE]

BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

REDEMPTIONS-IN-KIND
The Fund has reserved the right to pay for redemptions with portfolio securities under certain circumstances. See the SAI for more information on redemptions-in-kind.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the Delaware Investments(R) Funds.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar-cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

FREQUENT TRADING OF FUND SHARES (continue)
LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to make distributions at least annually, usually in December, of substantially all of its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware
Investments family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the manager of managers structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The manager of managers structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by a Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                  INSTITUTIONAL CLASS
                                                                                           YEAR ENDED
                                                                                                 9/30
DELAWARE GROWTH OPPORTUNITIES FUND                         2005     2004     2003      2002      2001

NET ASSET VALUE, BEGINNING OF PERIOD                    $20.210  $18.240  $14.170   $16.050   $41.810

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                   (0.097)  (0.120)  (0.092)   (0.085)   (0.095)

Net realized and unrealized gain (loss) on investments    4.507    2.090    4.162    (1.795)  (16.830)
                                                        -------  -------  -------  --------  --------
Total from investment operations                          4.410    1.970    4.070    (1.880)  (16.925)
                                                        -------  -------  -------  --------  --------

LESS DIVIDENDS AND DISTRIBUTIONS:

From net realized gain on investments                         -        -        -         -    (8.508)

In excess of net realized gain on investments                 -        -        -         -    (0.327)
                                                        -------  -------  -------  --------  --------
Total dividends and distributions                             -        -        -         -    (8.835)
                                                        -------  -------  -------  --------  --------
NET ASSET VALUE, END OF PERIOD                          $24.620  $20.210  $18.240   $14.170   $16.050
                                                        =======  =======  =======   =======   =======

TOTAL RETURN(2)                                          21.82%   10.80%   28.72%   (11.71%)  (49.30%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                  $8,196   $7,700  $21,390   $19,886   $22,542

Ratio of expenses to average net assets                   1.14%    1.18%    1.25%     1.16%     1.13%

Ratio of net investment loss to average net assets       (0.46%)  (0.63%)  (0.61%)   (0.51%)   (0.44%)

Portfolio turnover                                          84%     106%     100%       97%      121%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-From net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL MIDCAP(R) GROWTH INDEX
The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which is comprised of the 1,000 largest U.S. companies based on total market capitalization.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE GROWTH OPPORTUNITIES FUND SYMBOLS


                     CUSIP      NASDAQ
                     ---------  ------
Institutional Class  245906201  DFDIX


Investment Company Act file number: 811-04413

--------------------------------------------------------------------------------

PR-045 [9/05] IVES 1/06                                             MF-06-01-423
                                                                         PO10759